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                                  EXHIBIT 10.72

                        ENVIRONMENTAL INDEMNITY AGREEMENT

     THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "AGREEMENT") is made as of the ___ day of July, 2002 by LAUGHLIN HOLDINGS LLC, a Delaware limited liability company ("LAUGHLIN MEZZANINE BORROWER"), MEDFORD HOLDINGS LLC, a Delaware limited liability company ("MEDFORD MEZZANINE BORROWER"), and WARRENTON HOLDINGS LLC, a Delaware limited liability company ("WARRENTON MEZZANINE BORROWER"; and Warrenton Mezzanine Borrower, together with Laughlin Mezzanine Borrower and Medford Mezzanine Borrower, each a "BORROWER" and collectively, "BORROWERS"), and HORIZON GROUP PROPERTIES, INC., a Maryland corporation, and HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership, each having an office at 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601 (each, a "NON-BORROWER INDEMNITOR" and, collectively, the "NON-BORROWER INDEMNITORS"; and together with Borrowers, each an "INDEMNITOR" and collectively, "INDEMNITORS"), in favor of UBS WARBURG REAL ESTATE INVESTMENTS INC., having an office at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019 ("INDEMNITEE") and the other Indemnified Parties (defined below).

                                    RECITALS

     A. Pursuant to a certain Mezzanine Loan Agreement (as the same may be amended, modified or supplemented from time to time, the "MEZZANINE LOAN AGREEMENT") dated the date hereof by and among Borrowers and Indemnitee, Indemnitee has made a loan to (i) Laughlin Mezzanine Borrower in the principal amount of up to $1,750,000.00 (the "LAUGHLIN MEZZANINE LOAN") (ii) Medford Mezzanine Borrower in the principal amount of up to $1,000,000.00 (the "MEDFORD MEZZANINE LOAN"), and (iii) Warrenton Mezzanine Borrower in the principal amount of up to $750,000.00 (the "WARRENTON MEZZANINE LOAN"; and the Warrenton Mezzanine Loan, together with the Laughlin Mezzanine Loan and the Medford Mezzanine Loan, collectively, the "LOAN");

     B. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Mezzanine Loan Agreement;

     C. Laughlin Mezzanine Borrower is the sole equity member of Laughlin Outlet Center LLC ("LAUGHLIN OWNER"), and Laughlin Owner is the owner of the Laughlin Property. Medford Mezzanine Borrower is the sole equity member of Medford Outlet Center LLC ("MEDFORD OWNER"), and Medford Owner is the owner of the Medford Property. Warrenton Mezzanine Borrower is the sole equity member of Warrenton Outlet Center LLC ("WARRENTON OWNER"; and Warrenton Owner, together with Laughlin Owner and Medford Owner, each an "OWNER" and collectively, the "OWNERS"), and Warrenton Owner is the owner of the Warrenton Property; and the Warrenton Property, together with the Laughlin Property and the Medford Property, each and "INDIVIDUAL PROPERTY" and collectively, the "PROPERTIES";

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     D.   Each Indemnitor acknowledges receipt and approval of copies of the
Mezzanine Loan Documents;

     E. Each Non-Borrower Indemnitor acknowledges that it owns, either directly or indirectly, a beneficial interest in each Borrower and, as a result of such beneficial interest, will receive substantial economic and other benefits from Indemnitee making the Loan to Borrowers;

     F. Indemnitee is unwilling to make the Loan unless Indemnitors agree to provide the indemnification, representations, warranties, covenants and other matters described in this Agreement for the benefit of the Indemnified Parties;

     G. Indemnitors are entering into this Agreement to induce Indemnitee to make the Loan.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby represent, warrant, covenant and agree for the benefit of the Indemnified Parties as follows:

     1. ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Except as otherwise disclosed by that/those report (s) listed on SCHEDULE I attached hereto and made a part hereof in respect of each Individual Property delivered to Indemnitee (referred to below as the "ENVIRONMENTAL REPORT(S)"), a copy of which has been provided to Indemnitee, (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on or under any Individual Property, except those that are both (i) in compliance with all Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing pursuant to the Environmental Report(s); (b) there are no past, present or, to Indemnitor's best knowledge, threatened Releases (defined below) of Hazardous Substances in, on, under or from any Individual Property which have not been fully remediated in accordance with Environmental Laws; (c) to Indemnitor's best knowledge, there is no threat of any Release of Hazardous Substances migrating to any Individual Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with any Individual Property which has not been fully remediated in accordance with Environmental Laws; (e) none of Indemnitors know of, and neither of the Indemnitors nor any Owner has received, any written or oral notice or other communication from any Person (including, but not limited to, any Governmental Authority) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any Person pursuant to any Environmental Laws, other environmental conditions in connection with any Individual Property, or any actual or, to Indemnitor's best knowledge, potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Indemnitors have truthfully and fully provided to Indemnitee, in writing, any and all information relating to conditions in, on, under or from each Individual Property that is known to any Indemnitor or any Owner and that is contained in the files and records of any Indemnitor, or any Owner including, but not limited, to any reports relating to Hazardous Substances in, on, under or from any Individual Property and/or to the environmental condition of any Individual Property.

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     2.   ENVIRONMENTAL COVENANTS. Indemnitors covenant and agree that: (a) all uses and operations on or of each Individual Property, whether by any of the Indemnitors, any Owner or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from any Individual Property;
(c) there shall be no Hazardous Substances in, on, or under any Individual Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing; (d) Indemnitors shall keep and shall cause Owners to keep each Individual Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of any of the Indemnitors or any other Person (the "ENVIRONMENTAL LIENS"); (e) Indemnitors shall, at their sole cost and expense, fully and expeditiously cooperate in all activities pursuant to PARAGRAPH 3 of this Agreement, including, but not limited to, providing all relevant information and making knowledgeable Persons available for interviews; (f) Indemnitors shall, at their sole cost and expense, perform any appropriate environmental site assessment or other appropriate investigation of environmental conditions in connection with any Individual Property, pursuant to any reasonable written request of Indemnitee which request shall state the basis for Indemnitee's belief that there has been a Release of Hazardous Substances or violation of any Environmental Law (including, but not limited to, sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Indemnitee the reports and other results thereof, and Indemnitee and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Indemnitors shall, at their sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) effectuate Remediation of any condition (including, but not limited to, a Release of a Hazardous Substance) in, on, under or from any Individual Property to the extent required by any Environmental Law or any directive from any Governmental Authority; (ii) comply with any Environmental Law; (iii) comply with any directive from any Governmental Authority; and/or (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) none of the Indemnitors shall do or allow any tenant or other user of any Individual Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any Person (whether on or off such Individual Property), impairs or may impair the value of such Individual Property or the Collateral, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste or violates any covenant, condition, agreement or easement applicable to such Individual Property; and (i) Indemnitors shall immediately notify Indemnitee in writing of
(A) any presence or Release or threatened Release of Hazardous Substances in, on, under, from or, to Indemnitor's best knowledge, migrating towards any Individual Property; (B) any non-compliance with any Environmental Laws related in any way to any Individual Property; (C) any actual or, to Indemnitor's best knowledge, potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to any Individual Property; and/or (E) any written or oral notice or other communication of which any Indemnitor becomes aware from any source whatsoever (including, but not limited to, any Governmental Authority) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with any Individual Property or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement.

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     3.   INDEMNIFIED RIGHTS/COOPERATION AND ACCESS. In the event the
Indemnified Parties have reason to believe that there has been a Release of Hazardous Substances on, or any Remediation is required in connection with any condition on, any Individual Property that does not, in the reasonable discretion of the Indemnified Parties, (a) endanger any tenants or other occupants of such Individual Property or their guests or the general public, or
(b) materially and adversely affect the value of such Individual Property, upon reasonable notice from the Indemnitee, Indemnitors shall, at Indemnitors' sole cost and expense, promptly cause an engineer or consultant satisfactory to the Indemnified Parties to conduct any appropriate environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties) and take any appropriate samples of soil, groundwater or other water, air or building materials or any other invasive testing requested by Indemnitee and promptly deliver to Indemnitee the results of any such assessment, audit, sampling or other testing; PROVIDED, HOWEVER, if such results are not delivered to Indemnitee within a reasonable period or if the Indemnified Parties have reason to believe that there has been a Release of Hazardous Substances on, or any Remediation is required in connection with any condition on, such Individual Property that, in the sole judgment of the Indemnified Parties, endangers any tenant or other occupant of such Individual Property or their guests or the general public or may materially and adversely affect the value of such Individual Property, upon reasonable notice to Indemnitors (which may be given verbally), the Indemnified Parties and any other Person designated by the Indemnified Parties, including, but not limited to, any receiver, any representative of any Governmental Authority and/or any environmental consultant, shall have the right, but not the obligation, to enter upon such Individual Property at all reasonable times to upon reasonable prior notice, except in an emergency as determined in the Indemnified Parties' sole discretion, assess any and all aspects of the environmental condition of such Individual Property and its use, including, but not limited to, conducting any environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties) and taking samples of soil, groundwater or other water, air or building materials and reasonably conducting other invasive testing. Indemnitors shall cooperate with and provide the Indemnified Parties and any such Person designated by the Indemnified Parties with access to such Individual Property.

     4. INDEMNIFICATION. Indemnitors covenant and agree, at their sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses (defined below) imposed upon, or incurred by, or asserted against, any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above or under any Individual Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from any Individual Property; (c) any activity by any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of any Individual Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from any Individual Property of any Hazardous Substances at any time located in, under, on or above such Individual Property; (d) any activity by any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of any Individual Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above such Individual Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including, but not

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limited to, any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violation of any Environmental Law (or of any permit issued pursuant to any Environmental Law) in connection with any Individual Property or operations thereon, including, but not limited to, any failure by any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of such Individual Property to comply with any order of any Governmental Authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering any Individual Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement;
(h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with any Individual Property, including, but not limited to, costs to investigate and assess such injury, destruction or loss;
(i) any acts of any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of any Individual Property in arranging for the disposal or treatment, or arranging with a transporter for transport for the disposal or treatment, of Hazardous Substances at any facility or incineration vessel containing such or similar Hazardous Substances; (j) any acts of any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of any Individual Property in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death or property or other damage arising under any statutory or common law or tort law theory, including, but not limited to, damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near any Individual Property; and (l) any misrepresentation or inaccuracy in any environmental related representation or warranty or material breach or failure to perform any of the environmental related covenants or other environmental related obligations pursuant to this Agreement, the Mezzanine Loan Agreement or any or all of the Pledges.

     5. DUTY TO DEFEND AND ATTORNEYS' AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Indemnitors shall defend such Indemnified Party(ies) against any claim for which indemnification is required hereunder (if requested by any Indemnified Party, in the name of the Indemnified Party), by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding, providing that no compromise or settlement shall be entered without Indemnitors' consent, which consent shall not be unreasonably withheld. Upon demand, Indemnitors shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of the reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

     6. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings: The term "Environmental Laws" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances and/or relating to liability for or costs of other actual or threatened danger to human health or the environment. The

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term "ENVIRONMENTAL LAWS" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including, but not limited to, Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term "Environmental Laws" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of any Individual Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of a property to any Governmental Authority or other Person, whether or not in connection with any transfer of title to or interest in such Individual Property; imposing conditions or requirements in connection with environmental permits or other authorization for lawful environmental activity; relating to nuisance, trespass or other causes of action related to any environmental activity on any Individual Property; and relating to wrongful death, personal injury or property or other damage in connection with any environmental condition or use of any environmental activity on any Individual Property.

     The term "HAZARDOUS SUBSTANCES" includes, but is not limited to, any and all substances (whether solid, liquid or gas) defined, listed or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes or words of similar meaning or regulatory effect under any present or future Environmental Laws or that have a negative impact on human health or the environment, including, but not limited to, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purposes of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.

     The term "INDEMNIFIED PARTIES" includes Indemnitee, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved with the servicing of the Loan, any Person in whose name the encumbrances created by the Pledges or the Financing Statements is or will have been recorded, Persons who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, Investors (as hereinafter defined) and/or prospective Investors, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties), as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, the Collateral or any Individual Property, whether during the term of the Loan or as a part of, or following a

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foreclosure of, the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Indemnitee's assets and business).

     The term "LEGAL ACTION" means any claim, suit or proceeding, whether administrative or judicial in nature.

     The term "LOSSES" includes any losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including, but not limited to, strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, reasonable fees of attorneys, engineers and environmental consultants and investigation costs (including, but not limited to, costs for sampling, testing and analysis of soil, water, air, building materials and other materials and substances, whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

     The term "RELEASE" with respect to any Hazardous Substance includes, but is not limited to, any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

     The term "REMEDIATION" includes, but is not limited to, any response, remedial, removal, or corrective action in compliance with Environmental Laws or any directive of any Governmental Authority; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance in compliance with Environmental Laws or any directive of any Governmental Authority; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing or laboratory or other analysis or evaluation relating to any Hazardous Substances or to anything referred to herein.

     7. UNIMPAIRED LIABILITY. The liability of Indemnitors under this Agreement shall in no way be limited or impaired by, and each Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of any or all of the Mezzanine Notes, the Mezzanine Loan Agreement, any or all of the Pledges or any other Mezzanine Loan Document to or with Indemnitee by any or all of the Borrowers or any Person who succeeds any or all of the Borrowers or any Person as owner of any Individual Property or the Collateral. In addition, the liability of Indemnitors under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by any or all the Mezzanine Notes, the Mezzanine Loan Agreement, the Pledges or any of the other Mezzanine Loan Documents, (ii) any sale or transfer of all or part of any Individual Property, or any sale or other assignment by any Non-Borrower Indemnitor of its direct or indirect ownership interest(s) in any or all of the Borrowers, (iii) except as provided herein, any exculpatory provision in any or all of the Mezzanine Notes, the Mezzanine Loan Agreement, any or all of the Pledges or any of the other Mezzanine Loan Documents limiting Indemnitee's recourse to the Collateral or to any other security for the Mezzanine Notes, or limiting Indemnitee's rights to a deficiency judgment against any of the Indemnitors, (iv) the accuracy or

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inaccuracy in any material respect of the representations and warranties made by any or all of the Borrowers under any or all of the Mezzanine Notes, the Mezzanine Loan Agreement, any or all of the Pledges or any of the other
Mezzanine Loan Documents or herein, (v) the release of any of the Indemnitors (including, if applicable, any or all of the Borrowers) or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the other Mezzanine Loan Documents, by operation of law, Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for any or all of the Mezzanine Notes, or (vii) Indemnitee's failure to record or file the Financing Statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for any or all of the Mezzanine Notes; and, in any such case, whether with or without notice to any of the Indemnitors and with or without consideration.

     8. ENFORCEMENT. The Indemnified Parties may enforce the obligations of Indemnitors without first resorting to or exhausting any security or collateral or without first having recourse to any or all the Mezzanine Notes, the Mezzanine Loan Agreement, any or all of the Pledges or any other Mezzanine Loan Documents or any of the Collateral, through foreclosure proceedings or otherwise, PROVIDED, HOWEVER, that nothing herein shall inhibit or prevent Indemnitee from suing on any or all of the Mezzanine Notes, foreclosing on the Collateral, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the Obligations of Borrowers pursuant to the Mezzanine Loan Agreement, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for such Obligations of Borrowers pursuant to the Mezzanine Loan Agreement, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred pursuant to and as defined in the Pledges or the Mezzanine Loan Agreement for Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Mezzanine Loan Agreement to the contrary, the obligations of each Indemnitor pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Mezzanine Loan Agreement; and each Indemnitor expressly acknowledges and agrees that it is fully and personally liable for such obligations, and such liability is not limited to the original or amortized principal balance of the Loan or the value of the Collateral.

     9. SURVIVAL. The obligations and liabilities of Indemnitors under this Agreement shall fully survive indefinitely, notwithstanding any termination, satisfaction, assignment of, or foreclosure on, the Collateral.

     10. INTEREST. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within ten (10) days of such demand therefor, shall bear interest at the Default Rate.

     11.  WAIVERS.

          (a) Each Indemnitor hereby waives and relinquishes (i) any right or claim of right to cause a marshaling of any Indemnitor's assets or to cause Indemnitee or any other Indemnified Party to proceed against any of the security for the Loan before proceeding under this Agreement against any Indemnitor; (ii) all rights and remedies accorded by applicable law to indemnitors or

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guarantors generally, including any rights of subrogation which any Indemnitor may have, PROVIDED that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights, including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or any other Indemnified Party; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or any other Indemnified Party;
(iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, each Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Obligations until the Obligations shall have been paid in full.

          (b) EACH INDEMNITOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS AGREEMENT, ANY OR ALL OF THE MEZZANINE NOTES, ANY OR ALL OF THE PLEDGES OR THE OTHER MEZZANINE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH INDEMNITOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE INDEMNIFIED PARTIES ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH INDEMNITOR.

     12. SUBROGATION. Each Indemnitor hereby agrees that it shall take any and all reasonable actions, including the institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from such Persons responsible for the presence of any Hazardous Substances at, in, on, under or near any Individual Property or otherwise obligated by law to bear the cost. The Indemnified Parties shall be and hereby are subrogated to all of each Indemnitor's rights now or hereafter in such claims.

     13. INDEMNITORS' REPRESENTATIONS AND WARRANTIES. Each Indemnitor represents and warrants that:

     (a) it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by such Indemnitor has been duly and validly authorized; and all requisite action has been taken by such Indemnitor to make this Agreement valid and binding upon such Indemnitor, enforceable in accordance with its terms;

     (b) its execution of, and compliance with, this Agreement is in the ordinary course of business of such Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership, operating or trust agreement or other governing instrument of such Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which such Indemnitor, the Collateral or any Individual Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which such Indemnitor, the Collateral or any Individual Property is subject;

     (c) to the best of such Indemnitor's knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Indemnitor, or in any material impairment of the right or ability of such Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of such Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of such Indemnitor contemplated herein, or which would be likely to impair materially the ability of such Indemnitor to perform under the terms of this Agreement;

     (d) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     (e) to the best of such Indemnitor's knowledge, no approval, authorization, order, license or consent of, or registration or filing with, any Governmental Authority or other Person, and no approval, authorization or consent of any other Person, is required in connection with this Agreement; and

     (f) this Agreement constitutes a valid, legal and binding obligation of such Indemnitor, enforceable against it in accordance with the terms hereof.

     14. NO WAIVER. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

     15. NOTICE OF LEGAL ACTIONS. Each party hereto shall, within five (5) Business Days of receipt thereof, give written notice to the other parties hereto of (i) any notice, advice or other communication from any Governmental Authority or any source whatsoever with respect to Hazardous Substances on, from or affecting any Individual Property, and (ii) any legal action brought against such party or related to any Individual Property, with respect to which Indemnitors may have liability under this Agreement. Such notice shall comply with the provisions of SECTION 19 hereof.

     16. EXAMINATION OF BOOKS AND RECORDS. The Indemnified Parties and their accountants and other representatives shall, at reasonable times and upon reasonable written notice, have the right to examine the records, books and management and other papers of each Indemnitor which reflect upon its financial condition, at the Properties or at the office regularly maintained by such Indemnitor where the books and records are located. The Indemnified Parties and their accountants and other representatives shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable written notice, the Indemnified Parties and their accountants and other representatives shall have the right to examine and audit the books and records of each Indemnitor pertaining to the income, expenses and operation of the Properties during reasonable business hours at the office of such Indemnitor where the books and records are located.

     17.  TRANSFER OF LOAN.

     (a) Indemnitee may, at any time, sell, transfer or assign any or all of the Mezzanine Notes, the Mezzanine Loan Agreement, any or all of the Pledges, this Agreement and the other Mezzanine Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "SECURITIES"). Indemnitee may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any credit rating agency rating such Securities (each of the foregoing entities hereinafter referred to as an "INVESTOR") and each prospective Investor all documents and information which Indemnitee now has or may hereafter acquire relating to each Indemnitor, the Collateral and any Individual Property, whether furnished by any Indemnitor or otherwise, as Indemnitee determines necessary or desirable. Each Indemnitor agrees to cooperate with Indemnitee in connection with any transfer made or any Securities created pursuant to this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with the Mezzanine Loan Agreement and such other reasonable documents as may be reasonably requested by Indemnitee. Each Indemnitor shall also furnish, and each Indemnitor hereby consents to Indemnitee furnishing, to such Investors or such prospective Investors, any and all information concerning the financial condition of such Indemnitor and any and all information concerning the Collateral, any Individual Property and the Leases as may be requested by Indemnitee, any Investor or any prospective Investor in connection with any sale, transfer or participation interest.

     (b)  Upon any transfer or proposed transfer contemplated above and by
Section 9.1 of the Mezzanine Loan Agreement, at Indemnitee's request, each Indemnitor shall provide an estoppel certificate to any Investor or any prospective Investor in such form, substance and detail as Indemnitee, such Investor or such prospective Investor may reasonably require.

     18. TAXES. Each Indemnitor has filed all federal, state, county, municipal and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. No Indemnitor has any knowledge of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

     19. NOTICES. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a "NOTICE") required, permitted or desired to be given hereunder shall be in writing and shall be sent by telefax (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier, addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this SECTION 19. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of sending by telefax if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

If to Lender:        UBS Warburg Real Estate Investments Inc.
                     1285 Avenue of the Americas
                     11th Floor
                     New York, New York 10019
                     Attention: Andrew B. Cohen
                     Fax No. (212) 713-4631

with a copy to:      Brown Raysman Millstein Felder & Steiner LLP
                     900 Third Avenue
                     New York, New York 10022
                     Attention: Jeffrey B. Steiner, Esq.
                     Fax No. (212) 895-2900

and with a copy to:  Wachovia Bank, National Association
                     8739 Research Drive, URP4
                     Charlotte, North Carolina  28288-1075
                     Attn: David Tucker
                     Fax No.: (704) 593-7735]
                     or any successor Servicer of the Loan

If to Borrower:      c/o Horizon Group Properties, Inc.
                     77 West Wacker Drive, Suite 4200
                     Chicago, Illinois 60601
                     Attn: Mr. David Tinkham
                     Fax No.: (312) 917-8440

With a copy to:      c/o Horizon Group Properties Inc.
                     5000 Hakes Drive
                     Muskegon, MI 49441
                     Attention: Ms. Terri Springstead
                     Fax No.: (231) 798-5100

And with a copy to:  Schiff Hardin & Waite
                     7300 Sears Tower
                     Chicago, Illinois 60606
                     Attn: David A. Grossberg, Esq.
                     Fax No.: (312) 258-5700

If to Non-Borrower
Indemnitor:          c/o Horizon Group Properties, Inc.
                     77 West Wacker Drive, Suite 4200
                     Chicago, Illinois 60601
                     Attn: Mr. David Tinkham
                     Fax No.: (312) 917-8440

With a copy to:      c/o Horizon Group Properties Inc.
                     5000 Hakes Drive
                     Muskegon, MI 49441
                     Attention: Ms. Terri Springstead
                     Fax No.: (231) 798-5100

And with a copy to:  Schiff Hardin & Waite
                     7300 Sears Tower
                     Chicago, Illinois 60606
                     Attn: David A. Grossberg, Esq.
                     Fax No.: (312) 258-5700

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days' written notice of such change to the other parties in accordance with the provisions of this SECTION 19. Notices shall be deemed to have been given on the date set forth above, even if there is an inability to actually deliver any Notice because of a changed address of which no Notice was given or there is a rejection or refusal to accept any Notice offered for delivery. Notice for any party may be given by its respective counsel. Additionally, Notice from Lender may also be given by Servicer.

     20. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     21. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party or parties against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     22. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     23. NUMBER AND GENDER/SUCCESSORS AND ASSIGNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "Indemnitor" shall be deemed to refer to each and every Person constituting an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and permitted assigns of each Indemnitor, all of whom shall be bound by the provisions of this Agreement. Each reference herein to Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of the Indemnified Parties and their respective successors, permitted assigns, heirs and legal representatives forever. The Indemnified Parties shall have the right to assign or transfer their rights under this Agreement in connection with any assignment of the Loan and the Mezzanine Loan Documents. Any assignee or transferee of Indemnitee (and the other Indemnified Parties) shall be entitled to all the benefits afforded to Indemnitee (and the other Indemnified Parties) under this Agreement. No Indemnitor shall have the right to assign or transfer its rights or obligations under this Agreement without the prior written consent of Indemnitee, as provided in the Mezzanine Loan Agreement, and any attempted assignment without such consent shall be null and void.

     24. RELEASE OF LIABILITY. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

     25. RIGHTS CUMULATIVE. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under any or all of the Mezzanine Notes, any or all of the Pledges, the Mezzanine Loan Agreement or the other Mezzanine Loan Documents or would otherwise have at law or in equity.

     26. INAPPLICABLE PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     27.  GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS.

          (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY EACH INDEMNITOR AND ACCEPTED BY INDEMNITEE IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE MEZZANINE NOTES WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION RELATED HERETO, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS

AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE MEZZANINE LOAN DOCUMENTS WITH RESPECT TO ANY INDIVIDUAL PROPERTY SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAW OF THE STATE, COMMONWEALTH OR DISTRICT IN WHICH SUCH INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, COMMONWEALTH OR DISTRICT, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL MEZZANINE LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH INDEMNITOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND/OR THE OTHER MEZZANINE LOAN DOCUMENTS, AND THIS AGREEMENT AND THE OTHER MEZZANINE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST INDEMNITEE OR ANY INDEMNITOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY, AT INDEMNITEE'S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH INDEMNITOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH INDEMNITOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH INDEMNITOR DOES HEREBY DESIGNATE AND APPOINT:

               SCHIFF HARDIN & WAITE
               150 EAST 52ND STREET
               SUITE 2700
               NEW YORK, NEW YORK 10022
               ATTENTION:  DAVID A. GROSSBERG, ESQ. (CHICAGO OFFICE)

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK,

NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO SUCH INDEMNITOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH INDEMNITOR (I) SHALL GIVE PROMPT NOTICE TO INDEMNITEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS AND WHICH SUBSTITUTE AGENT SHALL AT ALL TIMES BE THE SAME AGENT AS AUTHORIZED BY BORROWER UNDER THE MEZZANINE LOAN AGREEMENT), PROVIDED THERE SHALL ALWAYS BE THE SAME AUTHORIZED AGENT FOR ALL INDEMNITORS AND
(III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR PROVIDED THERE SHALL ALWAYS BE THE SAME AUTHORIZED AGENT FOR ALL INDEMNITORS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE INDEMNIFIED PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST INDEMNITORS IN ANY OTHER JURISDICTION.

     28.  MISCELLANEOUS.

          (a) Wherever pursuant to this Agreement (i) Indemnitee (or any other Indemnified Party) exercises any right given to it to approve or disapprove any matter, (ii) any arrangement or term is to be satisfactory to Indemnitee (or any other Indemnified Party), or (iii) any other decision or determination is to be made by Indemnitee (or any other Indemnified Party), the decision of Indemnitee (or such other Indemnified Party) to approve or disapprove such matter, all decisions that arrangements or terms are satisfactory or not satisfactory to Indemnitee (or such other Indemnified Party) and all other decisions and determinations made by Indemnitee (or such other Indemnified Party), shall be in the sole and absolute discretion of Indemnitee (or such other Indemnified Party) and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          (b) Wherever pursuant to this Agreement it is provided that any Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Indemnitee and the other Indemnified Parties, whether incurred by retained outside law firms, or as reimbursements for the expenses of in-house legal staff, or otherwise.

     29. JOINT AND SEVERAL LIABILITY. The obligations and liabilities of the Indemnitors hereunder are joint and several.

     30. RECITALS. The recitals hereof are a part hereof, form a basis for this Agreement and shall be considered PRIMA facie evidence of the facts and documents referred to therein.

     IN WITNESS WHEREOF, this Agreement has been executed by Indemnitors and is effective as of the day and year first above written.

                                        LAUGHLIN HOLDINGS LLC,
                                        a Delaware limited liability company

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        MEDFORD HOLDINGS LLC,
                                        a Delaware limited liability company

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WARRENTON HOLDINGS LLC,
                                        a Delaware limited liability company

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        HORIZON GROUP PROPERTIES, INC.,
                                        a Maryland corporation

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        HORIZON GROUP PROPERTIES, L.P.,
                                        a Delaware limited partnership

                                        By: Horizon Group Properties, Inc., a
                                            Maryland corporation, its General
                                            Partner

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE I

                              ENVIRONMENTAL REPORTS

Laughlin Property:   Phase I Environmental Site Assessment prepared by Aaron &
                     Wright Technical Services Inc. and dated April 18, 2002

Medford Property:    Phase I Environmental Site Assessment prepared by Aaron &
                     Wright Technical Services Inc. and dated April 19, 2002

Warrenton Property:  Phase I Environmental Site Assessment prepared by Aaron &
                     Wright Technical Services Inc. and dated April 19, 2002